Exhibit 10.4





                     SUBORDINATION AND STANDSTILL AGREEMENT


         THIS AGREEMENT is entered into by and among Biophan Technologies, Inc., a Nevada corporation (the "Borrower"), Biomed Solutions, LLC (the "Creditor"), and each of the lenders set forth on the signature page hereto (individually and/or collectively as the context requires, the "Lender").

                                    RECITALS

      A. Borrower is indebted to Creditor, and Borrower proposes to obtain credit from Lender pursuant to a Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement") among the Company and Lender; and

      B. Lender has indicated that it will extend credit to Borrower if certain conditions are met, including without limitation, the requirement that Creditor execute this Agreement.

      NOW, THEREFORE, as an inducement to Lender to extend credit and for other valuable consideration, the parties hereto agree as follows:

      1. INDEBTEDNESS AND LIENS SUBORDINATED. Creditor subordinates all indebtedness of Borrower to Creditor (the "Junior Debt") and all liens and/or security interests, if any, now or in the future held by Creditor (the "Junior Liens") in any Collateral to all Indebtedness now or at any time hereafter owing from Borrower to Lender ("Senior Debt") and all liens and/or security interests, if any, now or hereafter held by Lender in the Collateral ("Senior Liens"). Creditor irrevocably consents and directs that all Senior Debt shall be paid in full prior to Borrower making any payment on any Junior Debt. Creditor will, and Lender is authorized in the name of Creditor from time to time to, execute and file such financing statements and other documents as Lender may require in order to give notice to other persons and entities of the terms and provisions of this Agreement. Creditor will not accept payment, or take any action or initiate any proceedings, judicial or otherwise, to enforce Creditor's rights or remedies with respect to any Junior Debt and/or Junior Liens, including without limitation, any action to enforce remedies with respect to any collateral securing any Junior Debt or to obtain any judgment or prejudgment remedy against Borrower or any such collateral.

      2. INDEBTEDNESS AND COLLATERAL DEFINED. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, including without limitation, obligations and liabilities arising from notes, repurchase agreements and trust receipts. The word "Collateral" means all personal and real property of Borrower in which Lender holds a security interest and/or lien.

      3. RESTRICTION OF PAYMENT OF JUNIOR DEBT; DISPOSITION OF PAYMENTS RECEIVED BY CREDITOR. Without the prior written consent of Lender or as provided for in
Section 4.18 of the Purchase Agreement, Borrower will not make, and Creditor will not accept or receive, any payment or benefit in cash or otherwise (or exercise any right of, or permit any set-off with respect to, the Junior Debt), directly or indirectly, on account of principal, interest or any other amounts owing on any Junior Debt. If any such payment is made in violation of this Paragraph, Creditor shall promptly deliver the same to Lender in the form received, with any endorsement or assignment necessary for the transfer of such payment from Creditor to Lender, to be either (in Lender's sole discretion) held as cash collateral securing the Senior Debt or applied in reduction of the Senior Debt in such order as Lender shall determine, and until so delivered, Creditor shall hold such payment in trust for and on behalf of, and as the property of, Lender. In the event that the Creditor shall exercise any right of set-off which the Creditor is not permitted to exercise under the provisions of this Agreement, the Creditor shall promptly pay over to Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. Creditor is herewith delivering to Iroquois Master Fund Ltd, as agent for Lender (the "Agent"), the Convertible Promissory Note of Borrower dated May 27, 2005, payable to the order of Creditor in the original principal amount of $2,000,000 (the "2005 Note"). Until such time as Borrower is permitted to make, and Creditor is permitted to accept or receive, pursuant to this Section 3 and
Section 4.18 of the Purchase Agreement, payments of principal, interest or other amounts owing on the 2005 Note, Agent shall hold the 2005 Note, using such care in the custody of the 2005 Note as Agent customarily exercises with respect to instruments of similar nature owned by Agent. At such time as Borrower is permitted to make, and Creditor is permitted to accept or receive, pursuant to this Section 3 and Section 4.18 of the Purchase Agreement, payments of principal, interest or other amounts owing on the 2005 Note, or at such earlier time as Lender may agree, Agent shall forthwith return the 2005 Note to Creditor.

      4. ACTION ON SUBORDINATED DEBT. Creditor will not commence any action or proceeding against the Borrower to recover all or any part of the Junior Debt or join with any creditor (unless Lender shall so join) in bringing any proceeding against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to Creditor with respect to any such Collateral, unless and until the Senior Debt has been paid in full.

      5. DISPOSITION OF EVIDENCE OF INDEBTEDNESS. Creditor will mark any promissory notes evidencing the Junior Debt with a legend stating that it is subject to this Agreement, (collectively, the "Subordinated Notes"). Creditor shall not, without Lender's prior written consent, assign, transfer, hypothecate or otherwise dispose of the Subordinated Notes or any claim it now has or may at any time hereafter have against Borrower at any time that any Senior Debt remains outstanding and/or Lender remains committed to extend any credit to Borrower.

      6. CONTINUING EFFECT. This Agreement shall constitute a continuing agreement of subordination, and the Lender may, without notice to or consent by the Creditor, modify any term of the Senior Debt in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lender may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to the Creditor and without incurring responsibility to the Creditor or impairing or releasing any of the Lender's rights or any of the Creditor's obligations hereunder:

            (a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of the Senior Debt or any instrument evidencing the same in any manner;

            (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Senior Debt or any part thereof;

            (c) release anyone liable in any manner for the payment or collection of the Senior Debt or any part thereof;

            (d) exercise or refrain from exercising any right against the Borrower or any other person (including the Creditor); and

            (e) apply any sums received by the Lender, by whomsoever paid and however realized, to the Senior Debt in such manner as the Lender shall deem appropriate.

      7. FORECLOSURE OF COLLATERAL. Notwithstanding any security interest now held or hereafter acquired by the Creditor, the Lender may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral, and may enforce any right or remedy available to it with respect to the Collateral, all without notice to or consent of the Creditor except as specifically required by applicable law. The Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Lender be deemed the Creditor's agent with respect to the Collateral. All proceeds received by the Lender with respect to any Collateral may be applied, first, to pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the collection of such proceeds, and, second, to any indebtedness secured by the Lender's security interest in that Collateral in any order that it may choose.

      8. INFORMATION. Creditor has established adequate, independent means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Creditor's risks hereunder, and Creditor agrees that Lender shall have no obligation to disclose to Creditor information or material about Borrower which is acquired by Lender in any manner. Lender may, at Lender's sole option and without obligation to do so, disclose to Creditor any information or material relating to Borrower which is acquired by Lender by any means, and Borrower hereby agrees to and authorizes any such disclosure by Lender.

      9. TRANSFER OF ASSETS OR REORGANIZATION OF BORROWER. If any petition is filed or any proceeding is instituted by or against Borrower under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, or any other or similar law relating to bankruptcy, insolvency, reorganization or other relief for debtors, or generally affecting creditors' rights, or seeking the appointment of a receiver, trustee, custodian or liquidator of or for Borrower or any of its assets, any payment or distribution of any of Borrower's assets, whether in cash, securities or any other property, which would be payable or deliverable with respect to any Junior Debt, shall be paid or delivered to Lender until all Senior Debt is paid in full. Creditor grants to Lender the right to enforce, collect and receive any such payment or distribution and to give releases or acquittances therefor, and Creditor authorizes Lender as its attorney-in-fact to vote and prove the Junior Debt and/or Junior Liens in any of the above-described proceedings or in any meeting of creditors of Borrower relating thereto.

      10. REPRESENTATIONS AND WARRANTIES. The Creditor hereby represents and warrants:

            (a) The Creditor owns the Junior Debt free and clear of any lien, security interest or other encumbrance;

            (b) The Creditor has all requisite power and authority to execute, deliver and perform this Agreement;

            (c) The execution, delivery and performance by the Creditor of this Agreement is not and will not contravene any law or governmental regulation or any contractual restriction binding on or effecting the Creditor;

            (d) No authorization or approval or other action by, or notice to, or filing with any governmental authority or other regulatory body or consent of any other person is required for the due execution, delivery and performance by the Creditor of this Agreement;

            (e) This Agreement constitutes the legal, valid and binding obligation of the Creditor, enforceable against it in accordance with its terms; and

            (f) The Junior Debt is unsecured and Creditor shall not secure the Junior Debt without the prior written consent of Lender.

      11. OTHER AGREEMENTS; NO THIRD PARTY BENEFICIARIES. Lender shall have no direct or indirect obligations to Creditor of any kind with respect to the manner or time in which Lender exercises (or refrains from exercising) any of its rights or remedies with respect to the Senior Debt, Borrower or any of Borrower's assets. Creditor understands that there may be various agreements between Lender and Borrower evidencing and governing the Senior Debt, and Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on Creditor. Creditor further acknowledges that Lender may administer the Senior Debt and any of Lender's agreements with Borrower in any way Lender deems appropriate, without regard to Creditor or the Junior Debt. Creditor waives any right Creditor might otherwise have to require a marshaling of any security held by Lender for all or any part of the Senior Debt or to direct or affect the manner or timing with which Lender enforces any of its security. Nothing in this Agreement shall impair or adversely affect any right, privilege, power or remedy of Lender with respect to the Senior Debt, Borrower or any assets of Borrower, including without limitation, Lender's right to: (a) waive, release or subordinate any of Lender's security or rights; (b) waive or ignore any defaults by Borrower; and/or (c) restructure, renew, modify or supplement the Senior Debt, or any portion thereof, or any agreement with Borrower relating to any Senior Debt. All rights, privileges, powers and remedies of Lender may be exercised from time to time by Lender without notice to or consent of Creditor.

      12. BREACH OF AGREEMENT BY BORROWER OR CREDITOR. In the event of any breach of this Agreement by Borrower or Creditor, then and at any time thereafter Lender shall have the right to declare immediately due and payable all or any portion of the Senior Debt without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower and Creditor. No delay, failure or discontinuance of Lender in exercising any right, privilege, power or remedy hereunder shall be deemed a waiver of such right, privilege, power or remedy; nor shall any single or partial exercise of any such right, privilege, power or remedy preclude, waive or otherwise affect the further exercise thereof or the exercise of any other right, privilege, power or remedy. Any waiver, permit, consent or approval of any kind by Lender with respect to this Agreement must be in writing and shall be effective only to the extent set forth in such writing.

      13. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties. If this Agreement is executed by more than one Creditor, it shall bind them jointly and severally. All words used herein in the singular shall be deemed to have been used in the plural where the context so requires.

      14. LIQUIDATED DAMAGES. Inasmuch as the actual damages which could result from a breach by Creditor of its duties under Paragraph 3 hereof are uncertain and would be impractical or extremely difficult to fix, Creditor shall pay to Lender, in the event of any such breach by Creditor, as liquidated and agreed damages, and not as a penalty, all sums received by Creditor in violation of this Agreement on account of the Junior Debt, which sums represent a reasonable endeavor to estimate a fair compensation for the foreseeable losses that might result from such a breach.

      15. COSTS, EXPENSES AND ATTORNEYS' FEES. If any party hereto institutes any judicial or administrative action or proceeding to enforce any provisions of this Agreement, or alleging any breach of any provision hereof or seeking damages or any other judicial or administrative remedy, the prevailing party or parties in such action or proceeding shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of such party's in-house counsel), incurred in connection with such action or proceeding.

      16. CONFLICT IN AGREEMENTS. If the subordination provisions of any instrument evidencing Junior Debt conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Lender and the Creditor.

      17. NO WAIVER. No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of the Creditor to the Lender in any other respect at any time.

      18. BINDING EFFECT; ACCEPTANCE. This Agreement shall be binding upon the Creditor and the Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of the Lender and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other creditor of the Borrower. Notice of acceptance by the Lender of this Agreement or of reliance by the Lender upon this Agreement is hereby waived by the Creditor.

      19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      20. TERMINATION. Notwithstanding what may otherwise be provided herein, this Agreement shall terminate upon the payment in full of the Senior Debt.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of October 11, 2006.

                                        CREDITOR:

                                        BIOMED SOLUTIONS, LLC

                                        By:  /s/ Michael L. Weiner
                                             ------------------------------
                                             Name:  Michael L. Weiner
                                             Title: Manager


                                        BORROWER:

                                        BIOPHAN TECHNOLOGIES, INC.

                                        By:  /s/ Darryl L. Canfield
                                             ------------------------------
                                             Name:  Darryl L. Canfield
                                             Title: Chief Financial Officer





           [Signature Page to Subordination and Standstill Agreement]

                                        LENDERS:

                                        IROQUOIS MASTER FUND LTD.


                                        By:  /s/ Joshua Silverman
                                             ------------------------------
                                             Name:  Joshua Silverman
                                             Title: Authorized Signatory





           [Signature Page to Subordination and Standstill Agreement]

                               LENDERS


                               Crescent International Ltd.
                               [Print Purchaser's Name]

                               By:    /s/ Maxi Brezzi  /s/ Bachir Taleb-Ibrahimi
                                      ------------------------------------------
                               Name:  Maxi Brezzi      Bachir Taleb-Ibrahimi
                               Title: Authorized Signatories





           [Signature Page to Subordination and Standstill Agreement]

                                        LENDERS


                                        CAMOFI MASTER LDC
                                        [Print Purchaser's Name]

                                        By:  /s/ Jeffrey M. Haas
                                             ------------------------------
                                             Name:  Jeffrey M. Haas
                                             Title: Authorized Signatory





           [Signature Page to Subordination and Standstill Agreement]

                                        LENDERS


                                        Truk Opportunity Fund, LLC
                                        [Print Purchaser's Name]

                                        By:  Atoll Asset Management, LLC
                                        By:  /s/ Michael E. Fein
                                             ------------------------------
                                             Name:  Michael E. Fein
                                             Title: Principal





           [Signature Page to Subordination and Standstill Agreement]


                                        LENDERS


                                        Cranshire Caspital, L.P.
                                        [Print Purchaser's Name]

                                        By:  /s/ Michael P. Koph
                                             -----------------------------------
                                             Name: Michael P. Koph
                                             Title:President - Downsview Capital
                                                   The General Partner





           [Signature Page to Subordination and Standstill Agreement]

                                        LENDERS


                                        Harborview Master Fund LP
                                        [Print Purchaser's Name]

                                        By:  /s/ Dale Elliott
                                             -------------------------------
                                             Name:  Navigator Management Ltd
                                             Title: Authorized Signatory





           [Signature Page to Subordination and Standstill Agreement]


                                        LENDERS


                                        HIGHBRIDGE INTERNATIONAL LLC
                                        [Print Purchaser's Name]

                                        By:  Highbridge Capital Management LLC
                                        By:  /s/ Adam J. Chill
                                             ---------------------------------
                                             Name:  Adam J. Chill
                                             Title: Managing Director





           [Signature Page to Subordination and Standstill Agreement]

                                        LENDERS


                                        Rockmore Investment Master Fund Ltd
                                        [Print Purchaser's Name]

                                        By:  /s/ Bruce Bernstein
                                             ------------------------------
                                             Name:  Bruce Bernstein
                                             Title: Managing Member





           [Signature Page to Subordination and Standstill Agreement]

                                        LENDERS


                                        BridgePointe Master Fund Ltd.
                                        [Print Purchaser's Name]

                                        By:  /s/ Michael C. Kendrick
                                             ------------------------------
                                             Name:  Michael C. Kendrick
                                             Title: Director





           [Signature Page to Subordination and Standstill Agreement]


                                        LENDERS


                                        CASTLERIGG MASTER INVESTMENTS LTD.
                                        [Print Purchaser's Name]

                                        By:  SANDELL ASSET MANAGEMENT CORP.
                                        By:  /s/ Patrick T. Burke
                                             ------------------------------
                                             Name:  Patrick T. Burke
                                             Title: Senior Managing Director





           [Signature Page to Subordination and Standstill Agreement]